3219-05

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:                      Spare Parts Commitments

Reference:	a)	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (the Aircraft)

b)	Customer Services General Terms Agreement No. 23-1 (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into as of the date set forth below, and amends and supplements the CSGTA solely for purposes of Boeing 787 aircraft.  All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement. Unless otherwise stated all references in this Letter Agreement to Articles refer to the Articles contained this Letter Agreement. In consideration of Customer’s purchase of the Aircraft, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.           Definitions.

           1.1           “Customer’s Demand Date” means the delivery date specified by Customer in its Order to Boeing for a Spare Part.

           1.2           “Customer Hold Time” means the period of time between the date on which Boeing requests a decision, information or act related to a material issue from Customer and the date Customer provides such decision or information or performs such act. This includes, but is not limited to time expended (i) waiting for Customer’s clarification of missing order data or Customer’s approval of Boeing’s quote for goods or services, (ii) resolving order discrepancies or technical discrepancies, (iii) obtaining engineering decisions from Customer, (iv) waiting for receipt of a part which has been shipped to a location other than the

P.A. 3219
Spare_Parts_Commitment
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American Airlines, Inc.
3219-05  Page

designated Boeing service center, and (v) resolving any Boeing constraints on processing an Order due to the status of Customer’s credit with Boeing.

           1.3           “Beyond Economic Repair” or “BER” is the term applied to a part whose repair or overhaul [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           1.4           “Order Date” means the date on which an Order is established in accordance with the provisions of the CSGTA.

           1.5           “Shelf Stock Part” means at any time a Spares Prone Part that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           1.6           “Spares Prone Part” means a Boeing Spare Part that is identified and recommended by Boeing in its provisioning data as a part that for the life of the Aircraft can be expected to be replaced during normal aircraft line maintenance or during overhaul of line replaceable units due to, failure, wear, deterioration, maintenance, damage, loss, corrosion, vibration, or temperature.

2.           Delivery Commitment for New Spare Parts.

           2.1           Boeing will deliver in accordance with the provisions of the CSGTA within the lead times specified below, Boeing Spare Parts other than (i) Boeing Spare Parts ordered as part of Customer’s initial provisioning for an Aircraft or (ii) kits; provided that such Boeing Spare Parts are Ordered after the execution of this Letter Agreement, and are in continuous production for an aircraft model in production on the Order Date.

                      2.1.1                      A Shelf Stock Part will ship either [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

                      2.1.2                      A Spares Prone Part that is not a Shelf Stock Part will ship either [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           2.2           For Boeing Spare Parts not in continuous production on the Order Date, Boeing will expend reasonable efforts to meet Customer’s Demand Date.

3.           Remedies Regarding Delivery.

           3.1           If Boeing anticipates it will be unable to ship a Boeing Spare Part within the applicable commitment time described in Article 2.1, Boeing may take one or more of the following actions

3.1.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.1.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.1.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           3.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           3.3           Subject to the limitations described in Article 3.4, if Boeing does not satisfy the requirements of Article 2.1 through one or more of the actions described in Article 3.1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           3.4           The provisions of Article 3.3 will not apply to delay in delivery which is due to (i) the failure of Customer’s carrier to take possession of the Boeing Spare Parts, or (ii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to excusable delay.

           3.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           Spare Part Price Escalation.

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.           Spare Part Price Formula.

           5.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           5.2.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           5.3           Any rounding of a number, as required under this Article 5 will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next highest number.

6.           Processing Time Commitment for Spare Prone Parts Returned for Repair or Overhaul.

6.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. A Spares Prone Part meeting the criteria defined in this Article 6.1 shall be called a “Qualifying In-Production Spares Prone Part.”

6.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.           Remedies Regarding Processing Time.

           7.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

7.1.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.1.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.1.3                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           7.2           If as a result of an action described in Article 7.1, Boeing provides to Customer a suitable repaired or overhauled Qualifying In-Production Spares Prone Part within the commitment periods described in Article 6.2, or provides reimbursement in accordance with Article 7.1.3, and in either case, thereafter completes the applicable contract as soon as such repaired or overhauled part is available for shipment, Boeing will be deemed to have satisfied the commitments described in Article 6.2.

           7.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

           7.4           The provisions of Article 7.3 will not apply to delay in delivery which is due to (i)  Customer Hold Time, (ii) the failure of Customer’s carrier to take possession of the applicable Qualifying In-Production Spares Prone Part, or (iii) is otherwise permitted by applicable law or contract, including without limitation any provisions relating to excusable delay.

           7.5           The remedies provided in this Article 7 are Customer’s exclusive remedies for Boeing’s failure to comply with the provisions of Article 6.2 and are in lieu of all other damages, claims and remedies of Customer arising at law or otherwise for any failure to meet Customer’s delivery requirements. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such failure to meet Customer’s delivery requirements.

8.           Substitution for Obsolete Spare Parts.

           After delivery of the first Aircraft, if any unused and undamaged Spare Part purchased by Customer from Boeing for the Aircraft, or other aircraft in Customer’s fleet of the same model type, is rendered obsolete and unusable due to a Boeing initiated change that results in a redesign of the Aircraft or any accessory, equipment or part thereof, (other than a redesign at Customer’s request), [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.           Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement shall control.

P.A. 3219
Spare_Parts_Commitment
BOEING PROPRIETARY

American Airlines, Inc.
3219-05  Page

10.           Further Discussions.

Boeing and Customer agree and understand that Customer may want to pursue other types of spares provisioning programs, which Boeing may offer now or in the future as well as a unique program, which Customer may suggest.  Boeing agrees to enter into good-faith negotiations with Customer on the aforementioned topics.

Very truly yours,

THE BOEING COMPANY

By  __________________________

Its     Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:  , 2008

AMERICAN AIRLINES, INC.

By  ___________________________

Its   ___________________________

P.A. 3219
Spare_Parts_Commitment
BOEING PROPRIETARY